SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 29, 2002

                          MERRILL LYNCH DEPOSITOR, INC.
                 (on behalf of PreferredPLUS Trust Series MSD-1)
             (Exact name of registrant as specified in its charter)



        Delaware                   333-68854-04                  13-3891329
    (State or other           (Commission File Number)         (I.R.S Employer
    jurisdiction of                                          Identification No.)
     incorporation)


                  World Financial Center
                    New York, New York                          10281
         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (212) 449-1000

INFORMATION TO BE INCLUDED IN REPORT

Item 1. Changes in Control of Registrant

            Not Applicable.

Item 2. Acquisition or Disposition of Assets

            Not Applicable.

Item 3. Bankruptcy or Receivership

            Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant

            Not Applicable.

Item 5. Other Events

            On May 29, 2002, PreferredPLUS Trust Series MSD-1, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued 3,800,000 Class B Trust Certificates.

            In connection therewith, the Depositor entered into a PreferredPLUS Trust Certificates Series MSD-1 Supplement, dated as of May 29, 2002, by and between the Depositor and The Bank of New York, as successor to United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor and the Trustee and Securities Intermediary.

Item 6. Resignation of Registrant's Directors

            Not Applicable.

Item 7. Financial Statements and Exhibits

            (a)    Financial statements of businesses acquired.

                   Not Applicable.

            (b)    Pro forma financial information.

                   Not Applicable.

            (c)    Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                                        Description
-----------                                        -----------

1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated dated May 23, 2002.

4.2 PreferredPLUS Trust Certificates Series MSD-1 Series Supplement, dated as of May 29, 2002, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

Item 8. Change in Fiscal Year

            Not Applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S

            Not Applicable.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH DEPOSITOR, INC.


Date:  May 29, 2002                       By:  /s/ Barry N. Finkelstein
                                              -------------------------
                                                     Name:  Barry N. Finkelstein
                                                     Title:    President

                                INDEX TO EXHIBITS


Exhibit No.                                        Description
-----------                                        -----------

1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merril Lynch, Pierce, Fenner & Smith, Incorporated dated May 23, 2002.

4.2 Series Supplement for PreferredPLUS Trust Certificates Series MSD-1, dated as of May 29, 2002, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

                                                                     Exhibit 2.1


                      MERRILL LYNCH, PIERCE, FENNER & SMITH
                                  INCORPORATED

          PREFERREDPLUS CLASS A 7.05 % TRUST CERTIFICATES SERIES MSD-1 PREFERREDPLUS CLASS B 0.20 % TRUST CERTIFICATES SERIES MSD-1

                                 TERMS AGREEMENT


                                                                    May 23, 2002


To:      Merrill Lynch Depositor, Inc.
         World Financial Center
         North Tower
         New York, New York 10281
         Attention: Barry N. Finkelstein


Ladies and Gentlemen:

      We understand that Merrill Lynch Depositor, Inc., a Delaware corporation (the "Company"), proposes to issue and sell 3,800,000 PreferredPLUS Class A 7.05 % Trust Certificates Series MSD-1 (the "Class A Certificates") at a $25 Stated Amount per Class A Trust Certificate and 3,800,000 PreferredPLUS Class B 0.20% Trust Certificates Series MSD-1 (the "Class B Certificates") with a notional principal amount of $25 per Class B Certificate, (the Class A Certificates and Class B Certificates collectively, the "Underwritten Securities")

      Subject to the terms and conditions set forth below and subject to the terms of the Purchase Agreement which are incorporated by reference herein, we offer to purchase the principal amount of Underwritten Securities at the purchase price set forth below.

      The Underwritten Securities shall have the following terms:


Title: PreferredPLUS Trust Certificates Series MSD-1, offered in two classes
       (Class A Trust Certificates and Class B Trust Certificates)

Ratings: AA- from Standard & Poor's and Aa3 from Moody's

Amount: 3,800,000 Class A Trust Certificates

        3,800,000 Class B Trust Certificates

Class A Trust Certificate Denominations:  stated amount of $25 and integral multiples thereof
Class B Trust Certificate Denominations:  notional principal amount of $25 and integral multiples thereof

Currency of payment:  U.S. dollars

Distribution rate or formula: Holders of Class A Trust Certificates will be entitled to distributions at 7.05% per annum through April 1, 2032, unless the Class A Trust Certificates are redeemed or called prior to such date. Holders of Class B Trust Certificates will be entitled to distributions at 0.20% per annum through April, 2032, unless the Class B Trust Certificates are redeemed or called prior to such date.

Cut-off Date:  May 29, 2002

Distribution payment dates: April 1 and October 1, commencing October 1, 2002

Regular record dates: As long as the Underlying Securities are represented by one or more global certificated securities, the record day will be the close of business on the Business Day prior to the relevant distribution payment dates, unless a different record date is established for the Underlying Securities. If the Underlying Securities are no longer represented by one or more global certificated securities, the distribution payment date will be at least one Business Day prior to the relevant distribution payment dates.

Stated maturity date: April 1, 2032

Sinking fund requirements: None

Conversion provisions: None

Listing requirements: Class A listed on the New York Stock Exchange

Black-out provisions: None

Fixed or Variable Price Offering: Fixed Price Offering

Class A Trust Certificate Purchase Price: $25 per Class A Trust Certificate Class B Trust Certificate Purchase Price: $0.5625 per Class B Trust Certificate

Form: Book-entry Trust Certificates with The Depository Trust Company, except in certain limited circumstances

Closing date and location: May 29, 2002, Shearman & Sterling, 599 Lexington Avenue, New York, New York

      Please accept this offer no later than 10:00 A.M. (New York City time) on May 29, 2002 by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                                    Very truly yours,

                                    MERRILL LYNCH, PIERCE, FENNER & SMITH
                                    INCORPORATED

                                    By       /s/ Barry Finkelstein
                                          ---------------------------------
                                            Authorized Signatory




Accepted:

MERRILL LYNCH DEPOSITOR, INC.


By    /s/ Barry Finkelstein
   ---------------------------------
   Name:  Barry N. Finkelstein
   Title:  President

                                                                     Exhibit 4.2






                  PREFERREDPLUS TRUST CERTIFICATES SERIES MSD-1





                                SERIES SUPPLEMENT

                                     between

                         MERRILL LYNCH DEPOSITOR, INC.,

                                  as Depositor,

                                       and

                              THE BANK OF NEW YORK,

                     as Trustee and Securities Intermediary









                            Dated as of May 29, 2002

            SERIES SUPPLEMENT, dated as of May 29, 2002 (the "Supplement"), by and between MERRILL LYNCH DEPOSITOR, INC., a Delaware corporation, as Depositor, THE BANK OF NEW YORK, a New York corporation, as Trustee and Securities Intermediary.

                              W I T N E S S E T H:

            WHEREAS, the Depositor desires to create the Trust designated herein (the "Trust") by executing and delivering this Supplement, which shall incorporate the terms of the Standard Terms for Trust Agreements, dated as of February 20, 1998 (the "Standard Terms" and, together with this Supplement, the "Trust Agreement"), by and between the Depositor and the Trustee and Securities Intermediary, as modified by this Supplement;

            WHEREAS, the Depositor desires to deposit the Underlying Securities set forth on Schedule I attached hereto into the Trust;

            WHEREAS, in connection with the creation of the Trust and the deposit therein of the Underlying Securities, it is desired to provide for the issuance of (a) the Certificates evidencing undivided interests in the Trust and
(b) Call Rights; and

            WHEREAS, the Trustee has joined in the execution of the Standard Terms and this Supplement to evidence the acceptance by the Trustee of the Trust;

            WHEREAS, the Securities Intermediary has joined in the execution of the Standard Terms and this Supplement to evidence the acceptance by the Securities Intermediary of its obligations thereunder and hereunder;

            NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants expressed herein, it is hereby agreed by and between the Depositor and the Trustee and Securities Intermediary as follows:

Incorporation of Standard Terms. All of the provisions of the Standard Terms, a copy of which is attached hereto as Exhibit A, are hereby incorporated herein by reference in their entirety and this Supplement and the Standard Terms shall form a single agreement among the parties. In the event of any inconsistency between the provisions of this Supplement and the provisions of the Standard Terms, the provisions of this Supplement will control with respect to the transactions described herein.

Definitions. Except as otherwise specified herein or as the context may otherwise require, the following terms shall have the respective meanings set forth below for all purposes under this Supplement (Section 2(b) hereof sets forth terms listed in the Standard Terms that are not applicable to this Series). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Standard Terms.

            "Allocation Ratio": The ratio of the Class A Allocation to the Class B Allocation. Voting Rights, Liquidation Proceeds, Realized Losses and Extraordinary Trust Expenses shall be allocated between Class A
Certificateholders and Class B Certificateholders in accordance with the Allocation Ratio and, within each Class, each of the foregoing rights and obligations shall be allocated to Certificateholders in accordance with their pro rata interests in such Class.

            "Authorized Denomination": With respect to Certificates, an aggregate stated and/or notional principal amount of $1,000, as applicable.

            "Business Day": Any day that is not a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies in the City of New York are authorized or obligated by law, regulation or executive order to close and that also is specified as a Business Day with respect to the Underlying Securities.

            "Call Date": Any Business Day that (i) a Call Holder designates as a Call Date on or after April 1, 2007; (ii) a Call Holder designates as a Call Date before April 1, 2007 after the announcement of any redemption of the Underlying Securities or other unscheduled payment of the Underlying Securities or after receipt by the Call Holder of notice of the termination of the Trust; provided that if a Call Right is to be exercised after the announcement of any redemption of the Underlying Securities or other unscheduled payment of the Underlying Securities and prior to such redemption or other unscheduled payment, then the Call Date designated by the Call Holder must be the second Business Day prior to such redemption or other unscheduled payment; (iii) at any time is deemed a Call Date upon an acceleration of the Underlying Securities and payment in full by the Underlying Securities Issuer of all amounts when due; or (iv) in the case of a tender offer for the Underlying Securities, a Call Holder is deemed to designate as a Call Date pursuant to Section 2.02(i)(iv) of the Warrant Agreement.

            "Call Holder": The holder of a Class A Call Right or a Class B Call Right.

            "Call Price": The Class A Call Price and the Class B Call Price.

            "Call Right": The Class A Call Right and the Class B Call Right.

            "Certificates": All 3,800,000 Class A Certificates and all 3,800,000 Class B Certificates.

            "Class A Allocation": The present value (discounted at the rate of 7.25% per annum) of (i) the unpaid interest, except for the Class B Payments, due or to become due on the Underlying Securities on or prior to the Final Scheduled Distribution Date and (ii) the principal amount of the Underlying Securities (in each case assuming that the Underlying Securities are paid in full when due and are not accelerated or redeemed prior to their stated maturity).

            "Class A Call Price" means $25.00 per Class A Certificate being called plus any accrued and unpaid interest on each Class A Certificate being called to the Call Date.

            "Class A Call Right": The right, but not the obligation, pursuant to the Warrant Agreement and any related Warrant Certificates (as defined in the Warrant Agreement) of one or more Call Holders to purchase from the Class A Certificateholders on a Call Date some or all of the Class A Certificates for the Class A Call Price.

            "Class A Certificate Account": The Certificate Account established for the Class A Certificateholders.

            "Class A Certificates": The Certificates issued by the Trust in a stated amount of $25 per trust certificate, entitled to receive on each Distribution Date until and including the Final Scheduled Distribution Date, distributions at a rate of 7.05% per annum on the stated amount of the Class A Certificates and a cash distribution of the principal amount of the Underlying Securities on the Final Scheduled Distribution Date and such other distributions as described herein.

            "Class B Allocation": The sum of the present values (discounted at the rate of 7.25% per annum) of the Class B Payments (assuming, for purposes hereof, that the Underlying Securities are paid in full on their stated maturity date, and no portion thereof is accelerated or redeemed prior to such date).

            "Class B Call Price" means the sum of the present values, discounted at a rate of 7.25% per annum, of the unpaid distributions due, or to become due, in respect of the Class B Payments to be made on each Class B Certificate being called on or after the Call Date (assuming, for purposes hereof, that the Underlying Securities are paid in full on their stated maturity date, and no portion thereof is accelerated or redeemed prior to such date).

            "Class B Call Right": The right, but not the obligation, pursuant to the Warrant Agreement and any related Warrant Certificates (as defined in the Warrant Agreement) of one or more Call Holders to purchase from the Class B Certificateholders on a Call Date some or all of the Class B Certificates for the Class B Call Price.

            "Class B Certificate Account": The Certificate Account established for the Class B Certificateholders.

            "Class B Certificates": The Certificates issued by the Trust with the right to receive, on each Distribution Date, commencing on October 1, 2002 and ending on the Final Scheduled Distribution Date, a distribution of 0.20% per annum of the aggregate notional principal amount of Class B Certificates and such other distributions as described herein.

            "Class B Payments" will have the meaning given to it in Section
3(d).

            "Closing Date": May 29, 2002.

            "Collection Period": (i) With respect to each April 1 Distribution Date, the period beginning on the day after the October 1 Distribution Date of the prior year and ending on such April 1 Distribution Date, inclusive, and (ii) with respect to each October 1 Distribution Date, the period beginning on the day after the April 1 Distribution Date of the current year and ending on such October 1 Distribution Date, inclusive, except for the October 1, 2002 Distribution Date, as to which the Collection Period shall be the period beginning on the Cut-off Date and ending on such October 1, 2002 Distribution Date, inclusive; provided, however, that clauses (i) and (ii) shall be subject to Section 9(c) hereof.

            "Corporate Trust Office": The office of the Trustee located at 5 Penn Plaza, 13th Floor, New York, NY 10001, Attention: Corporate Trust Department; provided, however, that the office at which certificated securities are delivered for registration of transfer, cancellation or exchange shall be the office of the Trustee, located at 111 Broadway, Lower Level, New York, New York 10006.

            "Cut-off Date": May 29, 2002.

            "Depository": The Depository Trust Company, its nominees and their respective successors.

            "Delivery Certificates" has the meaning given to it in Section 2.02 of the Warrant Agreement.

            "Distribution Date": April 1 and October 1 of each year (or if such date is not a Business Day, the next succeeding Business Day), commencing on October 1, 2002 and ending on the Final Scheduled Distribution Date.

            "Distribution Election": (a) If there occurs an Event of Default (as defined in the Underlying Securities Indenture) on the Underlying Securities under clauses (1) or (2) of Section 5.01 of the Underlying Securities Indenture, then the Trustee, upon receiving notice of such event, shall immediately direct the Market Agent to sell the Underlying Securities and a pro rata portion of the Related Assets held by the Trust, in accordance with the Sale Procedures, and the Liquidation Proceeds, if any, shall be divided between the Classes in accordance with the Allocation Ratio and each Class' portion shall be deposited into such Class' Certificate Account and distributed to such Class' Certificateholders pro rata on the first Business Day following such deposit into such Certificate Account.

            (b) If, prior to the day on which the Market Agent sells the Underlying Securities pursuant to paragraph (a) above, there occurs (and the trustee receives notice of such occurrence) an acceleration of the date of maturity of the Underlying Securities and the Underlying Securities are declared to be immediately due and payable in accordance with the Underlying Securities Indenture, and the Underlying Securities Issuer:

            (i) makes full payment of all amounts when due, and such payment exceeds the sum of (x) the aggregate stated amount of the Class A Certificates plus any accrued and unpaid distributions to the date of payment and (y) the sum of the present values, discounted at the rate of 7.25% per year, of the unpaid payments due, or to become due, in respect of the Class B Payments to be made on the Class B Certificates on or after the date of payment (assuming, for purposes of such calculation, that the Underlying Securities would have been paid in full at their stated maturity, that such acceleration had not occurred, and that no portion thereof would have been redeemed prior to such maturity date) then all holders of outstanding Call Rights will be deemed to have exercised their Call Rights automatically, and the Trustee, upon receiving such acceleration proceeds from the Underlying Securities Issuer, shall, on the first Business Day following receipt of such acceleration proceeds, distribute from such acceleration proceeds the following amounts:

                  (A) the Class A Call Price or the Class B Call Price per
            Certificate, as applicable, shall be distributed from such payment on account of each Certificate called from the holder thereof (which holders, pursuant to Section 2.02(d) of the

            Warrant Agreement, shall exclude Certificateholders to whom Delivery Certificates (as defined in the Warrant Agreement) were delivered in accordance with Section 2.02(d) of the Warrant Agreement),

                  (B) for each Class A Certificate, $25.00 plus any accrued and unpaid interest on such Class A Certificate to that date of payment, or, for each Class B Certificate, the sum of the present values, discounted at the rate of 7.25% per annum, of the unpaid distributions that were due, or to become due, in respect of the Class B Payments to be made on such Class B Certificate on or after the date of payment (assuming, for purposes of such calculation, that the Underlying Securities would have been paid in full on their stated maturity, that such acceleration had not occurred, and that no portion thereof would have been redeemed prior to such stated maturity date), as applicable, shall be distributed from such payment on account of each Certificate held by Certificateholders to whom Delivery Certificates were delivered in accordance with Section 2.02(d) of the Warrant Agreement, and

                  (C) any amounts remaining shall be divided between the Classes in accordance with the Allocation Ratio and each Class' portion shall be distributed pro rata among the Call Holders that are deemed to have exercised their Call Rights automatically pursuant to this clause with respect to that Class and the Certificateholders of that Class to whom Delivery Certificates were delivered in accordance with Section 2.02(d) of the Warrant Agreement;

                  If the payment to be made by the Underlying Securities Issuer does not exceed the threshold set forth above, the Trustee shall divide the amount of such payment between the Trust Certificate Classes in accordance with the Allocation Ratio and distribute each Class's portion of such amounts pro rata to the Trust Certificateholders of that Class.

            (ii) makes a partial payment of all amounts when due, then the Trustee, upon receiving such payment, shall:

                  (A) immediately divide such payment between the Classes in accordance with the Allocation Ratio and deposit each Class' portion of such payment into that Class' Certificate Account for distribution to such Class' Certificateholders pro rata on the first Business Day following such deposit into such Certificate Account; provided, that if the Underlying Securities Issuer places any condition, restriction or obligation on the acceptance of such partial payment including but not limited to a waiver of any right granted to a holder of the Underlying Securities, such partial payment will be rejected by the Trustee and no deposit will be made into the Certificate Account,

                  (B) divide a principal amount of the Underlying Securities equal to the aggregate stated amount of the outstanding Class A Certificates between the Classes in accordance with the Allocation Ratio and distribute each Class' portion of the Underlying Securities to such Class' Certificateholders pro rata and divide a pro rata portion of the Related Assets between the Classes in accordance with the Allocation Ratio and distribute each Class' portion of such Related Assets to such Class' Certificateholders pro rata to each Certificateholder's last address as it appears in the Certificate Register within three Business Days of receiving said notice, and

                  (C) if any Underlying Securities are not distributed pursuant to clause (B), immediately direct the Market Agent to sell all Underlying Securities not so distributed and a pro rata portion of the Related Assets held by the Trust, in accordance with the Sale Procedures, and the Liquidation Proceeds, if any, shall be divided between the Classes in accordance with the Allocation Ratio and each Class' portion shall be deposited into such Class' Certificate Account and distributed to such Class' Certificateholders pro rata on the first Business Day following such deposit into such Certificate Account; or

            (iii) fails to make such payment when due, then the Trustee, upon receiving notice of such failure to make payment, shall:

                  (A) divide a principal amount of Underlying Securities equal to the aggregate stated amount of the outstanding Class A Certificates and a pro rata portion of the Related Assets in accordance with the Allocation Ratio between the Classes in accordance with the Allocation Ratio and distribute each Class' portion to such Class' Certificateholders pro rata to each Certificateholder's last address as it appears in the Certificate Register within three Business Days of receiving said notice, and

                  (B) if any Underlying Securities are not distributed pursuant to clause (A), immediately direct the Market Agent to sell all Underlying Securities not so distributed and a pro rata portion of the Related Assets held by the Trust, in accordance with the Sale Procedures, and the Liquidation Proceeds, if any, shall be divided between the Classes in accordance with the Allocation Ratio and each Class' portion shall be deposited into such Class' Certificate Account and distributed to such Class' Certificateholders pro rata on the first Business Day following such deposit into such Certificate Account.

            (c) If the Underlying Securities Issuer of any Concentrated Underlying Securities ceases to be a reporting company under the Exchange Act, and no parent guarantor of such Underlying Securities Issuer, if any, includes in its Exchange Act reports condensed consolidating financial statements setting forth financial information for the Underlying Securities Issuer, then the Trustee, upon receiving notice of such event shall (A) divide a principal amount of Underlying Securities equal to the aggregate stated amount of the outstanding Class A Certificates and a pro rata portion of the Related Assets in accordance with the Allocation Ratio between the Classes in accordance with the Allocation Ratio and distribute each Class' portion to such Class' Certificateholders pro rata to each Certificateholder's last address as it appears in the Certificate Register within three Business Days of receiving said notice, and (B) if any Underlying Securities are not distributed pursuant to clause (A), immediately direct the Market Agent to sell all Underlying Securities not so distributed and a pro rata portion of the Related Assets held by the Trust, in accordance with the Sale Procedures, and the Liquidation Proceeds, if any, shall be divided between the Classes in accordance with the Allocation Ratio and each Class' portion shall be deposited into such Class' Certificate Account and distributed to such Class' Certificateholders pro rata on the first Business Day following such deposit into such Certificate Account.

            (d) Upon receiving (A) notice of an acceleration of the date of maturity of the Underlying Securities and the Underlying Securities Issuer's partial payment of all amounts when due as described in subsection (ii) of clause (b) above, or (B) notice of the events set forth in clause (c) above, the Trustee shall, 10 days prior to the exercise of any remedy, provide written notice of the termination of the Trust to the Call Holders. Notwithstanding subsection (ii) of clause (b) and clause (c), the Trustee shall not distribute any such partial payment, Underlying Securities or Related Assets to any Certificateholders before the earlier of (i) the expiration of the 10-day notice of termination period, and (ii) receipt by the Trust of notice of all Call Holders' election to exercise their Class A Call Right or Class B Call Right, as applicable. If less than all outstanding Class A Call Rights or Class B Call Rights are exercised, upon receiving such notice of election, the Trustee shall select by lot (or by such other reasonable procedure as may be established by the Trustee) for purchase by such exercising Call Holders in the case of Class A Certificates the stated amount of Class A Certificates equal to the stated amount of Class A Call Rights being exercised multiplied by the aggregate stated amount of the outstanding Class A Certificates not subject to Delivery Certificates divided by the aggregate stated amount of the outstanding Class A Call Rights or, in the case of Class B Certificates, the aggregate notional principal amount of Class B Certificates equal to the aggregate notional principal amount of Class B Call Rights being exercised multiplied by the aggregate notional principal amount of the outstanding Class B Certificates not subject to Delivery Certificates divided by the aggregate notional principal amount of the outstanding Class B Call Rights. The Certificateholders of the Trust Certificates to be purchased shall not be entitled to any right other than the right to receive payment of an amount equal to the applicable Call Price on the date the applicable Call Rights are exercised, and such Trust Certificates shall be deemed to have been automatically surrendered by the Certificateholders to the Trust for further transfer to the exercising Call Holders. The share of the payment, Underlying Securities and Related Assets to be distributed with respect to such called Trust Certificates shall be distributed to the exercising Call Holders. In the case of a sale by the Market Agent of Underlying Securities and Related Assets pursuant to clause (a) above, the Trustee shall deliver such Underlying Securities and Related Assets to the purchaser of such Underlying Securities and Related Assets only against payment in same day funds and the Trustee shall deposit the same into the Certificate Account.

            "Eligible Investments": As defined in the Standard Terms; provided, however, that (i) the minimum required rating for long-term instruments will be equal to the lower of the rating of the Underlying Securities or the Trust Certificates, and (ii) the rating of any short-term instruments will be A-1+ by S&P and P1 by Moody's; and provided, further, that any such investment matures no later than the Business Day prior to the next succeeding Distribution Date.

            "Escrow Agent": As will be set forth in the Escrow Agreement.

            "Escrow Agreement": The escrow agreement to be entered into on the Call Date among a given Call Holder, the Trustee and the Escrow Agent pursuant to Section 14(c)(iii)(2) hereof.

            "Event of Default": (i) A default in the payment of any interest on any Underlying Security after the same becomes due and payable (subject to any applicable grace period), (ii) a default in the payment of the principal of or any installment of principal of any Underlying Security when the same becomes due and payable and (iii) any other event specified as an event of default in the Underlying Securities Indenture. For a summary of certain events of default in the Underlying Securities Indenture, please refer to the Prospectus Supplement.

            "Final Scheduled Distribution Date": April 1, 2032 (or if such date is not a Business Day, the next succeeding Business Day).

            "Fixed Pass-Through Rate": With respect to the Class A Certificates, 7.05% per annum and with respect to the Class B Certificates, 0.20% per annum.

            "Optional Exchange Date": Any Distribution Date or such date as is designated pursuant to Section 7(b) hereof.

            "Ordinary Expenses": The compensation due to the Trustee for Ordinary Expenses as defined in the Standard Terms, which, with respect to Ordinary Expenses other than those referred to in clause (iii) of such definition and other than the costs of converting to EDGAR format the periodic reports required for the Trust under the Exchange Act, shall be fixed at $2,000 per annum (payable in semi-annual installments of $1,000).

            "Pass-Through Rate": For each Class of Certificates, the associated Fixed Pass-Through Rate.

            "Prepaid Ordinary Expenses": Zero (0).

            "Prospectus Supplements": The Prospectus Supplement dated May 23, 2002 relating to the Class A Certificates and the Prospectus Supplement dated May 23, 2002 relating to the Class B Certificates.

            "Rating Agency": Moody's and S&P.

            "Record Date": The Business Day immediately preceding each Distribution Date.

            "Series": PREFERREDPLUS Trust Series MSD-1.

            "Underlying Securities": The $95,000,000 aggregate principal amount of 7.25% Notes due April 1, 2032 issued by the Underlying Securities Issuer, as described in Schedule I hereto.

            "Underlying Securities Indenture": As set forth in Schedule I.

            "Underlying Securities Issuer": Morgan Stanley Dean Witter & Co., a Delaware corporation.

            "Warrant Agreement": The Warrant Agreement, dated as of May 29, 2002, by and between the Trust and the Warrant Agent (as defined in the Warrant Agreement).

            (b) The terms listed below are not applicable to this Series.

            "Accounting Date"

            "Administration Account"

            "Administrative Agent"

            "Administration Agreement"

            "Administrative Agent Termination Event"

            "Advance"

            "Calculation Agent"

            "Eligible Expense"

            "Exchange Rate Agent"

            "Floating Pass-Through Rate"

            "Letter of Credit"

            "Limited Guarantor"

            "Limited Guaranty"

            "Notional Amount"

            "Reserve Account"

            "Requisite Reserve Amount"

            "Retained Interest"

            "Surety Bond"

            "Swap Agreement"

            "Swap Counterparty"

            "Swap Distribution Amount"

            "Swap Guarantee"

            "Swap Guarantor"

            "Swap Receipt Amount"

            "Swap Termination Payment"

Designation of Trust and Certificates. (a) The Trust created hereby shall be known as the "PREFERREDPLUS Trust Series MSD-1". The Class A Certificates and Class B Certificates evidencing certain undivided ownership interests therein shall be known as the "PREFERREDPLUS Class A 7.05% Trust Certificates Series MSD-1" and the "PREFERREDPLUS Class B 0.20% Trust Certificates Series MSD-1," respectively.

The Class A Certificates and Class B Certificates shall be held through the Depository in book-entry form and shall be substantially in the form attached hereto as Exhibits B and C, respectively. The Class A Certificates shall be issued in authorized denominations of $25 and integral multiples thereof and the Class B Certificates shall be issued with a notional principal amount of $25 and integral multiples thereof. Except as provided in the Standard Terms, the Trust shall not issue additional Certificates or incur any indebtedness; provided, however, from time to time, upon obtaining prior written confirmation by each Rating Agency that such action will not result in a downgrading or withdrawal of its rating of the Certificates, the Depositor may, without the consent of the Certificateholders, increase the amount of the Underlying Securities in the Trust and the Trust may issue a corresponding amount of additional Certificates in accordance with Section 5.12(a) of the Standard Terms except that clauses
(v), (vi) and (vii) of Section 5.12(a) shall not apply to this Series and a corresponding number of additional Warrants in accordance with Article I of the Warrant Agreement.

The Class A Certificates will be entitled to receive (i) on each Distribution Date, commencing on October 1, 2002 and ending on the Final Scheduled Distribution Date, or such earlier date if the Underlying Securities are redeemed prior to the Final Scheduled Distribution Date, distributions at a rate of 7.05% per annum on the stated amount of the Class A Certificates and (ii) on the Final Scheduled Distribution Date, a distribution of the aggregate principal amount of the Underlying Securities.

On each Distribution Date, the Class B Certificates will be entitled to receive a distribution of 0.20% per annum multiplied by the notional principal amount of the Class B Certificates (the "Class B Payments").

Any reference to the principal amount of the Certificates shall be construed as a reference to the stated amount of the Class A Certificates and/or the notional principal amount of the Class B Certificates, unless otherwise indicated.

Satisfaction of Conditions to Initial Execution and Delivery of Trust Certificates. The Trustee hereby acknowledges receipt, on or prior to the Closing Date, of:

the Underlying Securities set forth on Schedule I hereto; and all documents set forth in Section 5.12 of the Standard Terms except that clauses (v), (vi) and (vii) of Section 5.12(a) shall not apply to this Series.

Distributions. (b) On each Distribution Date, the Trustee shall apply the funds in the Certificate Account, solely to the extent of Available Funds in the Certificate Account, as follows:

first, to the Trustee, reimbursement for any approved Extraordinary Trust Expenses incurred by the Trustee in accordance with Section 6(b) hereof and approved by not less than 100% of the Certificateholders;

second, pro rata to the holders of the Class A Certificates and Class B Certificates, distributions accrued during the related Collection Period at the rate of 7.05% per annum on the stated amount of the Class A Certificates to holders of the Class A Certificates on such Distribution Date and 0.20% per annum multiplied by the notional principal amount of Class B Certificates to holders of the Class B Certificates on such Distribution Date, commencing on October 1, 2002 and ending on the Final Scheduled Distribution Date;

third, divided between the Classes in accordance with the proportionate interest of each Class in any delayed interest payments on the Underlying Securities (e.g., 7.05/7.25 to the Class A Certificateholders and 0.20/7.25 to the Class B Certificateholders) and each Class' portion distributed to the holders of each Class pro rata, if available, any additional payments paid by the Underlying Securities Issuer as a result of a delay in the receipt by the Trustee of any interest payment on the Underlying Securities;

fourth, pro rata to the Class A Certificateholders, on the Final Scheduled Distribution Date only, a distribution of the aggregate principal amount of the Underlying Securities;

fifth, to the extent there remain Available Funds in the Certificate Account, to any creditors of the Trust in satisfaction of liabilities thereto; and

sixth, to the extent there remain Available Funds in the Certificate Account, to Merrill Lynch Capital Services, Inc. and if no Available Funds remain in the Certificate Account then no distribution will be made pursuant to this Section 5(a)(vi).

Subject to Section 9(c) hereof, to the extent Available Funds are insufficient to make any required distributions due to the Certificates on any Distribution Date, any shortfall will be carried over and will be distributed on the next Distribution Date on which sufficient funds are available on the Available Funds to pay such shortfall. Neither Merrill Lynch & Co. nor any of its Affiliates will have any claim against the Trust pursuant to Section 5(a)(vi) if the Trust fails to make a distribution on a Distribution Date to such person because no Available Funds remain in the Certificate Account on such Distribution Date.

On an Optional Exchange Date, the Trustee shall distribute to Merrill Lynch & Co. or any of its Affiliates, other than the Depositor, or any other Person exercising an optional exchange pursuant to Section 7 hereof, as the case may be, Underlying Securities in accordance with Section 7 hereof.

Trustee's Fees; Escrow Agent's Fees. (c) Payment to the Trustee of Ordinary Expenses shall be as set forth in a separate agreement between the Trustee and the Depositor. The Trustee agrees that in the event Ordinary Expenses are not paid in accordance with such agreement, it shall (i) not have any claim or recourse against the Trust or the property of the Trust with respect thereto and
(ii) continue to perform all of its services as set forth herein unless it elects to resign as Trustee in accordance with Section 7.08 of the Standard Terms.

Extraordinary Trust Expenses shall not be paid out of the Deposited Assets unless (i) the Trustee is satisfied that it will have adequate security or indemnity in respect of such costs, expenses and liabilities, and (ii) all the Certificateholders of Certificates then outstanding have voted to require the Trustee to incur such Extraordinary Trust Expenses. If Extraordinary Trust Expenses are not approved unanimously as set forth in clause (ii), such Extraordinary Trust Expenses shall not be an obligation of the Trust, and the Trustee shall not file any claim against the Trust therefor notwithstanding failure of Certificateholders to reimburse the Trustee. In addition, if the conditions in (i) and (ii) are not both satisfied, the Trustee shall not be obligated to incur any Extraordinary Trust Expense.

In the event that one or more Call Holders is required to deposit the applicable Call Price with the Escrow Agent on the Exercise Date pursuant to Section 14(c)(iii)(2) hereof, the Depositor and the Escrow Agent shall enter into an agreement reasonably acceptable to both parties thereto whereby the Depositor shall pay to the Escrow Agent a fee in consideration for its services under the Escrow Agreement or Escrow Agreements, as applicable.

Optional Exchange. (d) Merrill Lynch & Co. or any of its Affiliates (other than the Depositor), if it holds Certificates, or any other (i) Person or (ii) group of Affiliated Persons (in each case other than the Depositor) holding Class A Certificates with an aggregate stated amount of $5 million or more and an equal aggregate notional principal amount of Class B Certificates, all acquired pursuant to the exercise of Class A Call Rights or Class B Call Rights held by it, (provided that, in the case of a group of Affiliated Persons, no single Affiliated Person holds Class A Certificates with an aggregate stated amount of less than $500,000 and Class B Certificates with a notional principal amount of less than $500,000 acquired pursuant to the exercise of Class A Call Rights or Class B Call Rights, as applicable, held by it) may notify the Trustee, not less than 30 days but not more than 60 days prior to any Optional Exchange Date, that:

such Person intends or Affiliated Persons intend to tender an Authorized Denomination of Class A Certificates and an equal number of Class B Certificates that it holds or they hold to the Trustee on such Optional Exchange Date in exchange for a proportional amount of Underlying Securities;

such exchange will not cause the Trust or Depositor to fail to satisfy the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940, as amended;

such exchange will not affect the characterization of the Trust as a "grantor trust" under the Code,

in the case of an exchange of less than all outstanding Certificates, such exchange will not cause a failure to satisfy the minimum requirements for the Class A Certificates to remain listed on the New York Stock Exchange, unless the Person or Affiliated Persons tendering such Certificates will hold all remaining outstanding Certificates upon completion of the exchange of such Certificates pursuant to this Section 7;

such exchange will not be made with respect to Certificates subject to outstanding Call Rights held by any Person or Affiliated Persons other than the Person or Affiliated Persons exercising such exchange; and

in the case of an exchange by a person other than Merrill Lynch & Co. or any of its Affiliates (other than the Depositor), such exchange will be made with respect to an aggregate stated amount of Class A Certificates equal to the aggregate stated amount of Class A Certificates acquired by such Person or Affiliated Persons pursuant to the exercise of the applicable Call Rights held by it or them.

Upon tender of such Class A Certificates and Class B Certificates on such Optional Exchange Date, the Trustee will deliver to the Person or Affiliated Persons tendering such Certificates an amount of Underlying Securities having a principal amount equal to the aggregate principal amount of Underlying Securities then held by the Trust times the aggregate stated amount of Class A Certificates being tendered divided by the aggregate stated amount of Class A Certificates then outstanding. Any Call Holder that has properly provided notice of exercise to the Warrant Agent and has deposited the Call Price with the Escrow Agent may concurrently designate an Optional Exchange Date, and such Optional Exchange Date shall be specified in the notice of exercise, provided, however, that such Optional Exchange Date shall not occur prior to the applicable Call Date.

When a tender offer for the Underlying Securities is pending, Merrill Lynch & Co. or any of its Affiliates (other than the Depositor), if it holds Certificates, or any other Person or Affiliated Persons (other than the Depositor, or an Affiliate of the Person making such tender offer) holding Class A Certificates with an aggregate stated amount of $5 million or more and an equal aggregate notional principal amount of Class B Certificates, all acquired pursuant to the exercise of the applicable Call Rights held by it (provided that, in the case of a group of Affiliated Persons, no single Affiliated Person holds Class A Certificates with an aggregate stated amount of less than $500,000 and Class B Certificates with a notional principal amount of less than $500,000 acquired pursuant to the exercise of Class A Call Rights or Class B Call Rights, as applicable, held by it), may notify the Trustee, not less than 5 days but not more than 60 days prior to any such Optional Exchange Date as they may designate, that:

such Person intends or such Affiliated Persons intend to tender an Authorized Denomination of Class A Certificates with an aggregate stated amount of $5 million or more and a corresponding number of Class B Certificates that it holds or they hold to the Trustee on such Optional Exchange Date in exchange for a proportional amount of Underlying Securities;

such exchange will not cause the Trust or Depositor to fail to satisfy the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940, as amended;

such exchange will not affect the characterization of the Trust as a "grantor trust" under the Code,

in the case of an exchange of less than all outstanding Certificates, such exchange will not cause a failure to satisfy the minimum requirements for the Certificates to remain listed on the New York Stock Exchange, unless the Person or Affiliated Persons tendering such Certificates will hold all remaining outstanding Certificates upon completion of the exchange of such Certificates pursuant to this Section 7;

such exchange will not be made with respect to Certificates subject to outstanding Call Rights held by any Person or Affiliated Persons other than the Person exercising such exchange; and

in the case of an exchange by a person other than Merrill Lynch & Co. or any of its Affiliates (other than the Depositor), such exchange will be made with respect to an aggregate stated amount of Class A Certificates equal to the aggregate stated amount of Class A Certificates acquired by such Person pursuant to the exercise of Call Rights held by it.

Upon tender of such Class A Certificates and Class B Certificates on such Optional Exchange Date, the Trustee will deliver to the Person or Affiliated Persons tendering such Certificates an amount of Underlying Securities having a principal amount equal to the aggregate principal amount of Underlying Securities then held by the Trust times the aggregate stated amount of Class A Certificates being tendered divided by the aggregate stated amount of Class A Certificates then outstanding.

The requirements set forth in paragraphs (a)(ii), (a)(v) and (a)(vi) of Section
4.07 of the Standard Terms do not apply to an Optional Exchange pursuant to this
Section 7.

Any costs associated with the exercise of the rights granted under paragraphs
(a) and (b) of this Section 7 will be borne by the Person or Affiliated Persons exercising such rights and not by the Trust.

In no event can an Optional Exchange be made unless an equal number of Class A and Class B Certificates are tendered for exchange by each Holder exercising this Optional Exchange right.

Events of Default. Within 30 days of its receipt of notice of the occurrence of an Event of Default, the Trustee will give notice to the Certificateholders, transmitted by mail, of all such uncured or unwaived Events of Default actually known to it. However, unless there is an Event of Default relating to the payment of principal of or interest on any of the Underlying Securities, the Trustee will be protected in withholding such notice if in good faith it determines that the withholding of such notice is in the interest of the Certificateholders; provided, however, that the Trustee shall give notice of an Event of Default to the extent required under "Distribution Election."

Miscellaneous. (e) The provisions of Section 4.04, Advances, of the Standard Terms shall not apply to the Certificates.

The Certificateholders shall not be entitled to terminate the Trust or cause the sale or other disposition of the Underlying Securities; provided, however, that Certificateholders holding all, but not less than all, of the outstanding Certificates may exercise their rights under Section 13(b) with respect to all such Certificates.

If the Trustee has not received payment with respect to a Collection Period on the Underlying Securities on or prior to the related Distribution Date, such distribution will be made promptly upon receipt of such payment. No additional amounts shall accrue on the Certificates or be owed to Certificateholders as a result of such delay; provided, however, that any additional interest owed and paid by the Underlying Securities Issuer as a result of such delay shall be paid to the Class A Certificateholders and Class B Certificateholders, proportionately to the ratio of their respective entitlements to interest payments.

The outstanding principal balance of the Class A Certificates and the aggregate notional principal amount of the Class B Certificates shall not be reduced by the amount of any Realized Loss.

The Trust may not engage in any business or activities other than in connection with, or relating to, the holding, protecting and preserving of the Deposited Assets and the issuance of the

Certificates and Call Rights, and other than those required or authorized by the Trust Agreement or incidental and necessary to accomplish such activities. The Trust may not issue or sell any certificates or other obligations other than the Certificates and Call Rights, or otherwise incur, assume or guarantee any indebtedness for money borrowed.

The Trust may not consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to, any another entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace the Trust.

Except as expressly provided in the Trust Agreement, the Trust may not sell the Underlying Securities.

If the Trustee resigns or is removed as Trustee in accordance with Section 7.08 of the Trust Agreement, in addition to providing the Depositor with written notice, the Trustee shall also provide the Rating Agencies with written notice.

Merrill Lynch & Co. shall act as the Market Agent and shall serve in such capacity in accordance with the terms of the Market Agent Agreement attached hereto as Exhibit C.

Notwithstanding anything in the Trust Agreement to the contrary, the Trustee may be removed upon 60 days prior written notice delivered by Certificateholders holding Certificates that represent the Required Percentage-Removal, and such removal shall take effect upon the appointment of a successor Trustee and its acceptance of such appointment as provided in the Trust Agreement.

Notices. (a) All directions, demands and notices hereunder or under the Standard Terms shall be in writing and shall be delivered as set forth below (unless written notice is otherwise provided to the Trustee).

            If to the Depositor, to:

            Merrill Lynch Depositor, Inc.
            c/o Merrill Lynch & Co.
            World Financial Center
            New York, NY 10281
            Attention:  Barry N.  Finkelstein
            Telephone:  (212) 449-9001
            Facsimile:  (212) 449-9054

            If to the Trustee, to:

            The Bank of New York
            Corporate Trust Division
            5 Penn Plaza, 13th Floor
            New York, New York 10001
            Attention:  PREFERREDPLUS Trust Series MSD-1
            Telephone:  (212) 852-1667
            Facsimile:  (212) 852-1625

            If to the Securities Intermediary, to:

            The Bank of New York
            5 Penn Plaza,
            13th Floor,
            New York, NY 10001
            Attention:  Corporate Trust Department
                        - PREFERREDPLUS Trust Series MSD-1
            Telephone:  (212) 896-7279
            Facsimile:  (212) 896-7295

            If to the Warrant Agent, to

            The Bank of New York
            5 Penn Plaza,
            13th Floor,
            New York, New York 10001
            Attention:  Corporate Trust Department
                        -PREFERREDPLUS Trust Series MSD-1
            Telephone:  (212) 896-7279
            Facsimile:  (212) 896-7295

            If to the Rating Agencies, to:

            Moody's Investors Service, Inc.
            99 Church Street
            New York, New York 10007
            Attention:  CBO/CLO Monitoring Department
            Telephone:  (212) 553-1494
            Facsimile:  (212) 553-0355

            and to:

            Standard & Poor's
            55 Water Street, 41st Floor
            New York, New York 10041
            Attention:  Structured Finance Surveillance Group
            Telephone:  (212) 438-2482
            Facsimile:  (212) 438-2664

            (b) Copies of any tender offer materials and all directions, demands and notices required to be given to the Certificateholders hereunder or under the Standard Terms will be given to the Warrant Agent by facsimile transmission and by mail.

Governing Law. This Supplement and the transactions described herein shall be construed in accordance with and governed by the laws of the State of New York.

Counterparts. This Supplement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one and the same instrument.

Termination of the Trust. (f) The Trust shall terminate upon the earlier of (i) the payment in full at maturity or sale by the Trust after a payment default on the Underlying Securities and the distribution in full of all amounts due to the Certificateholders, (ii) the distribution to the Certificateholders of all Underlying Securities in accordance with the Distribution Election, (iii) the exchange of all outstanding Certificates for Underlying Securities pursuant to one or more Optional Exchanges, (iv) the Final Scheduled Distribution Date and
(v) the holders of all, but not less than all, of the Certificates exercising their election in Section 13(b) below.

Certificateholders who hold all, but not less than all, of the outstanding Certificates may, upon prior written notice to the Rating Agencies, elect to terminate the Trust at any time; provided that (i) the exercise of such termination right would not cause the Trust or the Depositor to fail to satisfy the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940, as amended and (ii) if and for so long as the call warrants remain outstanding, all of the Call Holders have consented to such termination.

To the extent that the provisions of this Section 13 conflict with Section 10.01 of the Standard Terms, the latter shall control.

Sale or Redemption of Underlying Securities; Call Right

In the case of Extraordinary Trust Expenses approved by 100% of the Certificateholders of each Class, pursuant to Section 6(b) hereof, the Trustee may, upon prior written notice to the Rating Agencies, elect to sell all or a portion of the Underlying Securities to pay such Extraordinary Trust Expenses.

As a holder of the Underlying Securities, the Trust may receive redemption proceeds upon the redemption of the Underlying Securities, in whole or in part, by the Underlying Securities Issuer pursuant to the Underlying Securities Indenture. (i) Upon the redemption of the Underlying Securities in whole, but not in part, (A) on the stated maturity date of such Underlying Securities or
(B) at the option of the Underlying Securities Issuer, upon at least 30 days, but not more than 60 days, prior notice pursuant to the Underlying Securities Indenture, the redemption proceeds will be distributed pro rata to the holders of the Underlying Securities, including the Trust. Upon receiving such redemption proceeds, the Trust shall distribute the proceeds first, pro rata to the Class A Certificateholders until each shall have received the stated amount of each Class A Certificate it holds plus accrued and unpaid distributions on the Class A Certificates to the Redemption Date; second, pro rata to the Class B Certificateholders until each shall have received the sum of the present values (discounted at the rate of 7.25% per annum) of the Class B Payments on or after the Redemption Date (assuming, for purposes of such calculation, that the Underlying Securities would have been paid in full on their stated maturity with no such redemption or acceleration); and third, any remaining redemption proceeds will be divided between the Classes of trust certificates in accordance with a percentage equal to 7.05/7.25 of such amount to the Class A Certificateholders and 0.20/7.25 of such amount to the Class B Certificateholders, and within each class the redemption proceeds will be distributed pro rata to the Certificateholders of the Class A or Class B Certificates upon the date such proceeds are received in immediately available funds by the Trust if such proceeds are received prior to 1:00 p.m. local time at the office of the Trustee and otherwise on the next Business Day. (ii) Upon any redemption of the Underlying Securities in part at the option of the Underlying Securities Issuer upon at least 30 days, but not more than 60 days, prior notice pursuant to the Underlying Securities Indenture, the redemption proceeds will be distributed pro rata to the holders of the Underlying Securities, including the Trust. Upon any such redemption in part, the Trustee shall select by lot (or by such other reasonable procedure as may be established by the Trustee) a stated amount of Class A Certificates and an equal notional principal amount of Class B Certificates equal to the aggregate amount of each Class of Certificates then outstanding multiplied by the aggregate principal amount of Underlying Securities subject to redemption and then held by the Trust divided by the aggregate principal amount of Underlying Securities then held by the Trust; provided that the amount of each Class of Trust Certificates being selected by lot may be reduced by the aggregate stated amount of Class A Certificates or notional principal amount of Class B Certificates, as applicable, called pursuant to the exercise of Call Rights prior to such redemption in accordance with the terms of the Warrant Agreement. Upon receiving such redemption proceeds, the Trust shall distribute the proceeds, first, pro rata to the Class A Certificateholders selected by lot pursuant to this subsection until each shall have received the stated amount of each Class A Certificate it holds plus accrued and unpaid distributions on the Class A Certificates to the Redemption Date; second, pro rata to the Class B Certificateholders selected by lot pursuant to this subsection until each shall have received the sum of the present values (discounted at the rate of 7.25% per annum) of the Class B Payments on or after the Redemption Date (assuming for purposes of such calculation, that the Underlying Securities would have been paid in full on their stated maturity with no such redemption or acceleration); and third, any remaining redemption proceeds will be divided between the Classes of trust certificates in accordance with a percentage equal to 7.05/7.25 of such amount to the Class A Certificateholders and 0.20/7.25 of such amount to the Class B Certificateholders, and within each class the redemption proceeds will be distributed pro rata to the Certificateholders of the Class A or Class B Certificates. Such proceeds will be distributed to the Class A and Class B Certificateholders entitled to such proceeds upon the date such proceeds are received in immediately available funds by the Trust if such proceeds are received prior to 1:00 pm local time at the office of the Trustee and otherwise on the next Business Day. Upon distribution of the redemption proceeds by the Trustee, the Trust Certificates called pursuant to the exercise of Call Rights and the Trust Certificates selected by lot pursuant to this subsection (ii) shall be deemed to have been surrendered for cancellation by the Trust, and the aggregate stated amount of the outstanding Class A Certificates and the aggregate notional principal amount of the outstanding Class B Certificates shall be reduced by the aggregate stated amount of such Class A Certificates and the aggregate notional principal amount of such Class B Certificates, as applicable; provided that the right of a Certificateholder to receive the Call Price will not be affected by any such deemed surrender. Payment of redemption proceeds with respect to the Certificates will be made to the Call Holder exercising the Call Rights.

            "Special Event" means a Tax Event or an Investment Company Event (as those terms are defined in the Underlying Securities Indenture), as the case may be.

The Call Terms are as follows:

The initial holders of the Call Rights are as named in the Call Warrants and such holders may transfer the Call Rights, in whole or in part, to one or more third parties in privately negotiated transactions;

A Call Holder that has met the exercise requirements set forth in paragraph
(c)(iii) of this Section 14 may, on the Call Date, exercise its option to purchase, in whole or in part, a principal or notional amount of Class A or Class B Certificates, as applicable, proportionate to such Call Holder's exercised Call Warrants, in Authorized Denominations of the Class A or Class B Certificates at the Class A Call Price or Class B Call Price, as applicable;

In order to exercise its Call Right on a Call Date, a Call Holder must, not less than 30 days (or not less than three days in the case of an announcement of any redemption of the Underlying Securities or other unscheduled payment of the Underlying Securities or after receipt of notice of termination of the Trust or not less than five Business Days prior to the expiration of a tender offer for the Underlying Securities) but not more than 60 days prior to such Call Date:

notify the Trustee in writing of its intention to exercise such Call Right (which notice is irrevocable, subject to Section 2.02(i)(v) of the Warrant Agreement) and whether such exercise is in connection with a tender offer for the Underlying Securities. In the event that such notice is provided in connection with a tender offer for the Underlying Securities, if the exercising Holder did not receive from the Warrant Agent notice of a Tender Offer, then such Holder shall also provide the Warrant Agent with any information the Holder may have from a third-party source indicating that such Tender Offer is pending.

deposit the applicable Call Price with the Escrow Agent (the "Escrow Deposit") to be held in escrow pursuant to an Escrow Agreement reasonably satisfactory to the Trustee and substantially in the form attached hereto as Exhibit D (to be entered into immediately preceding delivery of the applicable Call Price by such Call Holder to the Escrow Agent) until such Call Price is paid by the Trustee to the Certificateholders in accordance with paragraph (d) of this Section 14 or returned to the exercising Holders pursuant to subsection (i) of Section 2.02 of the Warrant Agreement; provided, that if (a) all of the outstanding Trust Certificates of a given Class are to be purchased pursuant to the exercise of the Warrants on an Exercise Date and the exercising Call Holder at such time holds Class A Certificates or Class B Certificates that are subject to Call Rights, the Call Holder may deposit such Class A Certificates or Class B Certificates with the Escrow Agent in lieu of the portion of the Call Price that would relate thereto, and (b) if less than all of the outstanding Class B Trust Certificates are to be purchased pursuant to the exercise of the Warrants on an Exercise Date and the exercising Call Holder at such time holds Class B Certificates that are subject to Call Rights, the Call Holder may deposit such Class B Certificates with the Escrow Agent in lieu of the portion of the Call Price that would relate thereto.

provide the Trustee with any other documents customary for a transaction of this nature, including a certificate of the Call Holder certifying the solvency of such Call Holder on such date; provided that the Call Holder need not provide any such solvency certificate if the rating of the senior, unsecured long-term debt of the Call Holder, or the Call Holder's credit support provider, if applicable, by Moody's and S&P is in one of the investment grade categories of Moody's and S&P, respectively, on such date.

The provisions of this Section 14(c)(iii)(1) through (3) shall not apply if Warrants are being exercised upon an acceleration of the Underlying Securities and payment in full by the Underlying Securities Issuer of all amounts due upon such acceleration.

In connection with any exercise of the Call Rights to purchase Class A Certificates, the Trustee shall select by lot (or by such other reasonable procedure as may be established by the Trustee) a stated amount of the outstanding Class A Certificates to be surrendered by the Class A Certificateholders thereof to the Trustee upon any such exercise (other than Class A Trust Certificates held by any Person to whom a Delivery Certificate was delivered in accordance with Section 2.02(d) of the Warrant Agreement, as evidenced by the registration of such Delivery Certificate in the Delivery Register in accordance with Section 4.01 of the Warrant Agreement), deliver such Class A Certificates to the exercising Call Holder and the proceeds of the Class A Call Price shall be distributed pro rata among such Class A Certificateholders on the Call Date in accordance with the provisions of the Warrant Agreement. In connection with any exercise of the Call Rights to purchase Class B Certificates, if the amount to be purchased exceeds the amount of Trust Certificates of such Class held by the Call Holder and deposited with the Escrow Agent, the Trustee shall select by lot (or by such other reasonable procedure as may be established by the Trustee) an aggregate notional principal amount of the outstanding Class B Certificates to be surrendered by the Class B Certificateholders thereof to the Trustee upon any such exercise (other than Class B Trust Certificates held by any Persons to whom a Delivery Certificate was delivered in accordance with Section 2.02(d) of the Warrant Agreement, as evidenced by the registration of such Delivery Certificate in the Delivery Register in accordance with Section 4.01 of the Warrant Agreement), deliver such Class B Certificates to the exercising Call Holder and the proceeds of the Class B Call Price shall be distributed pro rata among such Certificateholders on the Call Date in accordance with the provisions of the Warrant Agreement. Upon distribution of the applicable Call Price, the Trust Certificates called pursuant to the exercise of Call Rights shall be deemed to have been surrendered and such Trust Certificates shall be transferred to the Call Holder; provided that the right of a Certificateholder to receive the Call Price will not be affected by any such deemed surrender.

The rights of the Certificateholders under the Trust Agreement and the Certificates are limited by the terms, provisions and conditions of the Trust Agreement and the Warrant Agreement with respect to the exercise of the applicable Call Rights by the Call Holder. The Certificateholders, by their acceptance of Certificates, covenant and agree to tender any and all Certificates to the Warrant Agent upon the Call Holder's exercise of Call Rights and deposit of the applicable Call Price with the Escrow Agent for such Certificates in accordance with the applicable procedures in the Warrant Agreement.

Upon receipt of a notice of a tender offer for the Underlying Securities, the Trustee shall deliver notice of the tender offer to the Warrant Agent and holders of Delivery Certificates (as defined in Section 2.02(d) of the Warrant Agreement) within two Business Days after receipt of notice from the Tender Offeror (as defined in the Warrant Agreement). Within two Business Days of the expiration of the period for validly delivering tender offer exercise notices pursuant to Section 2.02(i)(i) of the Warrant Agreement, the Trustee shall, after giving effect to the exercise of Call Rights with respect to Trust Certificates already held by the Call Holder, as set forth in the Warrant Agreement, (A) select by lot (or by such other reasonable procedure as may be established by the Trustee), in the case of Class A Certificates, a stated amount of Class A Certificates equal to the aggregate stated amount of Class A Certificates not subject to Delivery Certificates then outstanding multiplied by the aggregate principal amount of Class A Call Rights being exercised divided by the aggregate principal amount of the outstanding Class A Call Rights and, in the case of Class B Certificates an aggregate notional principal amount of Class B Certificates equal to the aggregate notional principal amount of Class B Certificates not subject to Delivery Certificates then outstanding multiplied by the aggregate notional principal amount of Class B Call Rights being exercised divided by the aggregate notional principal amount of the outstanding Class B Call Rights and (B) notify the Certificateholders of the selected Certificates that, subject to Section 2.02(i) of the Warrant Agreement, such Certificates will be purchased on the Call Date. Upon the Trustee's receipt of the tender offer proceeds, the applicable Call Price will be distributed pursuant to
Section 2.02(e) and Section 2.02(i)(vi) of the Warrant Agreement pro rata to the Certificateholders whose Certificates have been purchased and the tender offer proceeds will be distributed by the Trustee pro rata to the exercising Call Holders pursuant to Section 2.02(i) of the Warrant Agreement. Upon distribution of the applicable Call Price and tender offer proceeds, the Trust Certificates called pursuant to the exercise of Call Rights shall be deemed to have been surrendered for cancellation by the Trustee and the aggregate stated amount of the outstanding Trust Certificates shall be reduced by the aggregate stated amount of such Trust Certificates; provided that the right of a Certificateholder to receive the Call Price will not be affected by any such deemed surrender.

Amendments. Notwithstanding anything in the Trust Agreement to the contrary, in addition to the other restrictions on modification and amendment contained herein, the Trustee shall not enter into any amendment or modification of the Trust Agreement that would adversely affect in any material respect the interests of the Certificateholders or the Call Holders without the consent of 100% of such Certificateholders or Call Holders, as the case may be; provided, however, that no such amendment or modification will be permitted if the Trustee has been advised by the Depositor that such amendment or modification would alter the status of the Trust as a "grantor trust" for federal income tax purposes. Further, no amendment shall be permitted pursuant to paragraphs (vi),
(vii) and (x) of Section 11.01(a) of the Standard Terms without prior written confirmation by each Rating Agency that such amendment will not result in a downgrading or withdrawal of its rating of the Certificates. The Trustee may consult with counsel and shall be entitled to rely upon an Opinion of Counsel for purposes of determining compliance with the provisions of this Section 15.

Voting of Underlying Securities, Modification of Indenture. The Trustee, as holder of the Underlying Securities, has the right to vote and give consents and waivers in respect of the Underlying Securities as permitted by the Depository and except as otherwise limited by the Trust Agreement. In the event that the Trustee receives a request from the Depository, the Underlying Securities trustee or the Underlying Securities Issuer for its consent to any amendment, modification or waiver of the Underlying Securities, the Underlying Securities Indenture or any other document thereunder or relating thereto, or receives any other solicitation for any action with respect to the Underlying Securities, the Trustee shall mail a notice of such proposed amendment, modification, waiver or solicitation to each Certificateholder of record as of such date. The Trustee shall request instructions from the Certificateholders as to whether or not to consent to or vote to accept such amendment, modification, waiver or solicitation. The Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative outstanding principal balances of the Certificates) as the Certificates of the Trust were actually voted or not voted by the Certificateholders thereof as of a date determined by the Trustee prior to the date on which such consent or vote is required after weighing the votes of the Class A Certificateholders and the Class B Certificateholders in accordance with the Allocation Ratio; provided, however, that, notwithstanding anything in the Trust Agreement to the contrary, the Trustee shall at no time vote on or consent to any matter (i) unless such vote or consent would not (based on an Opinion of Counsel) alter the status of the Trust as a "grantor trust" for federal income tax purposes or result in the imposition of tax upon the Certificateholders, or (ii) that would alter the timing or amount of any payment on the Underlying Securities, including, without limitation, any demand to accelerate the Underlying Securities, except in the event of a default under the Underlying Securities or an event that with the passage of time would become an event of default under the Underlying Securities and with the consent of 100% of the Certificateholders and 100% of the Call Holders, or (iii) that would result in the exchange or substitution of any of the outstanding Underlying Securities pursuant to a plan for the refunding or refinancing of such Underlying Securities except in the event of a default under the Underlying Securities Indenture and only with the consent of 100% of the Certificateholders and 100% of the Call Holders. The Trustee shall have no liability for any failure to act resulting from Certificateholders' or Call Holders' late return of, or failure to return, directions requested by the Trustee from the Certificateholders and Call Holders.

            If an offer is made by the Underlying Securities Issuer to issue new obligations in exchange and substitution for any of the Underlying Securities, pursuant to a plan for the refunding or refinancing of the outstanding Underlying Securities or any other offer is made for the Underlying Securities, the Trustee shall notify the Certificateholders, the Call Holders and the Rating Agencies of such offer promptly. Subject to Sections 7(b) and 14 in connection with a tender offer and the exercise of Call Rights or Optional Exchange rights, the Trustee must reject any such offer unless the Trustee is directed by the affirmative vote of 100% of the Certificateholders and 100% of the Call Holders to accept such offer, the Trustee has received the tax opinion described above and if the Trustee is so directed, the Trustee shall promptly notify the Rating Agencies of such direction accompanied by evidence of the affirmative vote of such Certificateholders and Call Holders.

            If an event of default under the Underlying Securities Indenture occurs and is continuing, and if directed by 100% of the Certificateholders, the Trustee shall vote the Underlying Securities in favor of directing, or take such other action as may be appropriate to direct, the Underlying Securities trustee to declare the unpaid principal amount of the Underlying Securities and any accrued and unpaid interest thereon to be due and payable.

Call Right Documentation. Simultaneously with the execution hereof, the Depositor hereby directs the Trustee, in the name of and on behalf of the Trust, to enter into a Warrant Agreement and any related Warrant Certificates (as defined in the Warrant Agreement) evidencing the Call Rights and to make representations contained therein on behalf of the Trust. At the direction of the Depositor, the Trustee shall execute such further documents as may be required to evidence any transfer of any or all of the rights, interests or obligations under the Warrant Agreement and any related Warrant Certificates.

Third Party Beneficiary. The Escrow Agent and each Call Holder shall be third party beneficiaries of this Trust Agreement.

Nonpetition Covenant. Solely with respect to the Trust and the Series and for no other purpose, Section 11.07 of the Standard terms is hereby deleted and replaced with the following:

            "Section 11.07. Nonpetition Covenant. Notwithstanding any prior termination of this Trust Agreement, each of the Trustee (including any Administrative Agent, Authenticating Agent and Paying Agent) and the Depositor agrees that it shall not, until the date which is one year and one day after the termination of the PREFERREDPLUS Trust Series MSD-1, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of the United States, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Trust under a Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such Trust or all or any part of the property or assets of such Trust or ordering the winding up or liquidation of the affairs of such Trust."

Amendments to Standard Terms. Solely with respect to the Trust and the Series and for no other purpose, the Standard Terms are hereby amended as follows:

Clause (iii) of Subsection (c) of Section 2.01 of the Standard Terms shall be deleted and replaced with the following:

            "at the time of delivery of the Underlying Securities, Depositor owns such Underlying Securities, has the right to transfer its interest in such Underlying Securities and such Underlying Securities are free and clear of any lien, pledge, encumbrance, right, charge, claim or other security interest (other than the lien created by this Trust Agreement); and"

Subsection (e) of Section 2.01 of the Standard Terms shall be deleted and replaced with the following:

            "Any Trust created hereunder shall not engage in any business or activities other than in connection with, or relating to, the holding, protecting and preserving of the Deposited Assets and the issuance of the Certificates and, if applicable, Call Rights, and other than those required or authorized by this Trust Agreement or incidental to and necessary to accomplish such activities. Any Trust created hereunder shall not issue or sell any certificates or other obligations other than the Certificates or, if applicable, Call Rights or otherwise incur, assume or guarantee any indebtedness for money borrowed."

Clause (v) of Subsection (b) of Section 4.08 of the Standard Terms shall be deleted and replaced with the following:

            "that Holders of Certificates receiving notice of Call Rights being exercised with respect to the Certificates held by them shall not be entitled to any interest on the

      Certificates for any period on and after the Call Date, and the only remaining right of Holders of such Certificates is to receive payment of the Call Price upon surrender of the Certificates to the Warrant Agent; and"

The first sentence of subsection (d) of Section 4.08 of the Standard Terms shall be deleted and replaced with the following:

            "Once such notice is mailed to a Holder, such Holder shall not be entitled to any right as a Holder other than the right to receive payment of the Call Price on the Call Date and the Certificates subject to the Call Right shall be deemed to have been automatically surrendered to the Trust for further transfer to the holder exercising its Call Right."

Subsection (e) of Section 4.08 of the Standard Terms shall be deleted and replaced with the following:

            "Subject to Section 2.02(a)(i) of the Warrant Agreement, at or prior to 12:00 noon on the Call Date, the holder of the Call Right to be exercised shall deposit with the Escrow Agent by wire transfer in same-day funds money sufficient to pay the Call Price of the Certificates to be purchased on that date."

Subsection (f) of Section 4.08 of the Standard Terms shall be deleted and replaced with the following:

            "This subsection has been intentionally left blank."

Subsection (g) of Section 4.08 shall be deleted and replaced with the following:

            "Upon surrender of any Certificate that is purchased in part, the Depositor shall execute and the Trustee shall authenticate and deliver to the Holder a new Certificate equal in principal amount to the portion of such surrendered Certificate not purchased."

            IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed by their respective authorized officers as of the date first written above.

                                    Merrill Lynch Depositor, Inc.,
                                    as Depositor


                                    By:      /s/ Barry N. Finkelstein
                                         ---------------------------------------
                                    Name:    Barry N.  Finkelstein
                                    Title:   President


                                    The Bank of New York,
                                    not in its individual capacity
                                    but as Trustee


                                    By:      /s/ Fernando Acebedo
                                         ---------------------------------------
                                    Name:    Fernando Acebedo
                                    Title:   Authorized Signatory


                                    The Bank of New York,
                                    as Securities Intermediary


                                    By:      /s/ Fernando Acebedo
                                         ---------------------------------------
                                    Name:    Fernando Acebedo
                                    Title: Authorized Signatory

SCHEDULE I

                 PREFERREDPLUS TRUST CERTIFICATES, SERIES MSD-1
                         UNDERLYING SECURITIES SCHEDULE

Underlying Securities:                   $95,000,000 7.25% Notes (principal
                                          amount $1,000 per security) due April
                                          1, 2032 of the Underlying Securities
                                          Issuer.

Underlying Securities Indenture:          Amended and restated senior indenture
                                          dated as of May 1, 1999 between the
                                          Underlying Securities Issuer and the
                                          Trustee.

Underlying Securities Issuer:             Morgan Stanley Dean Witter & Co., a
                                          Delaware corporation.

Underlying Securities Trustee:            JPMorgan Chase Bank

Underlying Securities                     617446HD4
CUSIP Number:

Underlying Securities                     April 3, 2002
Original Issue Date:

Underlying Securities                     $1,000,000,000 7.25% Notes due 2032
Original Amount Issued:                   (principal amount $1,000 per security)

Underlying Securities                     333-47576
Commission Filing Number:

Underlying Securities                     April 1, 2032
Maturity Date:

Underlying Securities                     April 1, 2032
Principal Payment Date:

Underlying Securities                     April 1 and October 1, or if any such
Interest Payment Dates:                   date is not a business day, then the
                                          next succeeding business day to the
                                          persons in whose names the Underlying
                                          Securities are registered at the close
                                          of business on March 15 or September
                                          15 prior to the payment date, subject
                                          to certain exceptions.

Underlying Securities                     7.25 % per annum.

Interest Rate:

Underlying Securities                     March 15 and September 15.
Record Dates:

Underlying Securities                     In certain circumstances summarized in
Redemption:                               the Prospectus Supplement, the
                                          Underlying Securities are redeemable
                                          at the option of the Underlying
                                          Securities Issuer, in whole or in
                                          part, at any time at a redemption
                                          price equal to the greater of (i) 100%
                                          of the principal amount of the
                                          Underlying Securities to be redeemed
                                          or (ii) as determined by an
                                          Independent Investment Banker (as
                                          defined in the Prospectus Supplement),
                                          the sum of the present values of the
                                          remaining scheduled payments of
                                          principal and interest, exclusive of
                                          interest accrued to the Redemption
                                          Date, discounted to the date of
                                          redemption on a semi-annual basis
                                          (assuming a 360-day year consisting of
                                          30-day months), at the Treasury Rate
                                          (as defined in the Prospectus
                                          Supplement) plus 25 basis points, plus
                                          in the case of each of clause (i) and
                                          (ii) accrued and unpaid interest to
                                          the date of redemption. Holders of the
                                          Underlying Securities to be redeemed
                                          will receive at least 30 days' but not
                                          more than 60 days' notice of that
                                          redemption.

Underlying Securities                     None.
Collateral:

Underlying Securities                     None.
Amortization:

Underlying Securities                     Semi-annual.
Accrual Periods:

Underlying Securities                     The Underlying Securities are
Authorized Denomination                   denominated and payable in U.S.
and Specified Currency:                   dollars and are available in minimum
                                          denominations of $1,000 and integral
                                          multiples thereof.

Underlying Securities                     "Aa3" by Moody's and "AA-" by S&P.
Rating as of Closing:

Underlying Securities Form:               Book-entry security with DTC.

EXHIBIT A


                       Standard Terms for Trust Agreements

                              (begins on next page)

EXHIBIT B

                               Form of Certificate

                              (begins on next page)

EXHIBIT C


                             Market Agent Agreement

                              (begins on next page)

EXHIBIT D

                            Form of Escrow Agreement

                              (begins on next page)